DEBT	12 Months Ended
Dec. 31, 2016
DEBT

NOTE 9 – DEBT

The Company’s long-term and other debt as of December 31, 2016 and 2015 consisted of the following:

	December 31, 2016	December 31, 2015
Trilogy Notes	$450,000	$450,000
New Zealand Senior Facilities Agreement	133,101	134,321
Bolivian Syndicated Loan	23,158	13,351
Other	3,385	4,417

	609,644	602,089
Less: unamortized discount	(3,931)	(669)
Less: deferred financing costs	(5,766)	(5,227)

Total debt	599,947	596,193
Less: current portion of debt	(8,796)	(465,768)

Total long-term debt	$591,151	$130,425

As of December 31, 2016, the future maturities of long-term and other debt, excluding unamortized debt discounts and deferred financing costs, consisted of the following:

Years ending December 31,
2017	$8,796
2018	133,306
2019	456,945
2020	6,825
2021	3,430
Thereafter	342

Total	$609,644

Trilogy 2016 Notes:

On August 10, 2010, the Company issued Trilogy 2016 Notes in the aggregate principal amount of $370 million due August 2016 in an offering exempt from registration under Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). In April 2014, the Company issued and sold $80.0 million principal amount of additional Trilogy 2016 Notes at 99.5% of the principal amount thereof. The issuance of the additional $80.0 million was consented to by the holders of the Trilogy 2016 Notes and effected through an amendment to the indenture for the Trilogy 2016 Notes. Proceeds of $78.0 million, net of a commitment fee of 2% paid to the Trilogy 2016 Notes purchasers, were received by the Company on April 7, 2014. Terms of the additional Trilogy 2016 Notes were substantially identical with those of the originally issued Trilogy 2016 Notes. Separately, a consent fee of $0.9 million was paid to the existing note holders, all of whom consented to the above described amendment to the Trilogy 2016 Notes indenture.

The Trilogy 2016 Notes bore interest at a rate of 10.25% per year, payable semi-annually on February 15 and August 15 of each year.

Refinancing of Trilogy 2016 Notes:

On April 26, 2016, the Company entered into a purchase agreement with Deutsche Bank Securities Inc. (the “Initial Purchaser”) pursuant to which the Company agreed to issue and sell to the Initial Purchaser $450 million aggregate principal amount of senior secured notes, in an offering (the “Offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act. The sale of the senior secured notes (the “Trilogy 2019 Notes”) was funded on May 6, 2016.

The proceeds of $445.5 million, net of discount of $4.5 million, were used to fund the Company’s April 22, 2016 offer to purchase any and all of the previously outstanding Trilogy 2016 Notes (the “Tender Offer”) and to discharge any Trilogy 2016 Notes that remained outstanding following the Tender Offer. On May 6, 2016, the Company accepted and paid $444.1 million principal amount for tendered Trilogy 2016 Notes pursuant to the Tender Offer at a price of $1,008.50 per $1,000 principal amount, plus accrued interest (the “Early Tender Premium”). The Early Tender Premium of $3.8 million was recorded as a deferred financing cost of the Trilogy 2019 Notes in the second quarter of 2016 and is included in Long-term debt in the Consolidated Balance Sheet. The Early Tender Premium and the unamortized balance of the deferred financing costs associated with the Trilogy 2016 Notes are amortized using the effective interest method over the term of the Trilogy 2019 Notes.

The Tender Offer expired on May 19, 2016, with no additional Trilogy 2016 Notes tendered. On May 6, 2016, the Company issued a notice of redemption at par plus accrued interest with respect to the $5.9 million of Trilogy 2016 Notes which remained outstanding and on June 5, 2016, paid $6.1 million to the indenture trustee to redeem such outstanding Trilogy 2016 Notes, plus accrued interest.

The refinancing of the Trilogy 2016 Notes was accounted for as a modification in accordance with the applicable accounting guidance. The total fees paid to third parties in connection with the modification were $3.8 million which we expensed in fiscal 2016. The Trilogy 2019 Notes mature May 15, 2019 and bear interest at a rate of 13.375% per year, payable semi-annually on May 15 and November 15 of each year, which commenced November 15, 2016.

The Company has the option of redeeming the Trilogy 2019 Notes, in whole but not in part, upon not less than 30-days and not more than 60-days notice as follows:

•	Prior to November 15, 2016, at 100% plus a “make whole” premium

•	On or after November 15, 2016 but prior to May 15, 2017, at 106.688%

•	On or after May 15, 2017, at 100%

On or after May 15, 2017, the Company may redeem up to 35% of the original outstanding principal amount at 100% with the proceeds of a public equity offering. Upon election of any early redemption option, the Company is required to pay accrued and unpaid interest on the Trilogy 2019 Notes being redeemed.

In connection with the transaction described below in the liquidity section with Alignvest Acquisition Corporation, an Ontario, Canada special purpose acquisition corporation (“Alignvest”), pursuant to an Arrangement Agreement dated as of November 1, 2016 (as amended, the “Arrangement Agreement”), the Company and the holders of the Trilogy 2019 Notes agreed to amend the indenture for the Trilogy 2019 Notes, among other things, (i) to permit the Company to consummate the Arrangement Agreement and the transactions to be entered into in connection therewith without such Arrangement Agreement and related transactions constituting a “Change of Control” under the indenture, and (ii) to permit Alignvest, on the one hand, and the Company and its Subsidiaries, on the other hand, to enter into certain transactions from and after the consummation of the Arrangement Agreement. The Company and the Trustee under the indenture executed a First Supplemental Indenture setting forth such amendments. Such First Supplemental Indenture became binding and effective on November 22, 2016 upon execution by the Company, the Trustee and the guarantors thereunder, and became operative upon the closing of the Arrangement Agreement, from such date of execution, upon the confirmation to the Trustee that the Arrangement Agreement had been consummated and that Alignvest and/or certain other affiliates of the Company invested in the aggregate a minimum of $125 million in the Company since November 1, 2016 or in connection with the consummation of the Arrangement Agreement. The First Supplemental Indenture also contains a covenant requiring the Company to set aside not less than $125 million of the cash invested by Alignvest and/or the affiliates of the Company since November 1, 2016 or in connection with the consummation of the Arrangement solely for use to prepay, repurchase, redeem or otherwise acquire Trilogy 2019 Notes or to pay interest thereon, and requiring the Company to use commercially reasonable efforts to, by no later than July 31, 2017, use at least $125 million to either (i) prepay, repurchase, redeem, or otherwise acquire Trilogy 2019 Notes or (ii) pay interest on the Trilogy 2019 Notes that is scheduled to be paid between the closing date of the Alignvest transaction and July 31, 2017. Upon consummation of the Arrangement Agreement, the Company set aside a minimum of $125.0 million as required by the First Supplement Indenture.

The Trilogy 2019 Notes are secured by a first priority lien on the equity interests of certain of the Company’s direct wholly owned domestic subsidiaries. Certain categories of intercompany and third party indebtedness owed to the Company or its subsidiaries must also be pledged to secure the Trilogy 2019 Notes; however, there are no such forms of indebtedness subject to the pledge requirement as of December 31, 2016. The indenture governing the Trilogy 2019 Notes contains various covenants that restrict, among other things: incurring additional indebtedness, repaying other indebtedness prior to maturity, making acquisitions or investments (including in certain of our subsidiaries), creating or incurring certain liens, transferring or selling certain assets, entering into transactions with affiliates, and entering into mergers or consolidations.

Senior Facilities Agreement:

In June 2013, 2degrees entered into a Senior Facilities Agreement (as amended, the “Senior Facilities Agreement”) with Bank of New Zealand (“BNZ”), pursuant to which BNZ agreed to provide financing of up to $150 million NZD, such availability to be based in part upon 2degrees’ EBITDA (as defined in the Senior Facilities Agreement) for the prior twelve months. In March 2014, additional financial institutions (together with BNZ, the “Banks”) provided commitments under the Senior Facilities Agreement, which increased the amount of potential financing to $165 million NZD. In January 2015, the Senior Facilities Agreement was amended to include an additional commitment to fund 2degrees’ capital expenditures in the amount of $20 million NZD, provided that until 2degrees’ credit facility (the “Huawei Loan”) with Huawei Technologies (New Zealand) Company Limited (“Huawei”) was repaid in full, all such capital expenditures had to be incurred with Huawei or any of its related entities. The Huawei Loan was fully repaid in May 2015. With this additional commitment, the total amount of potential financing increased to $185 million NZD.

In August 2015, 2degrees entered into an agreement with the existing members of the Senior Facilities Agreement to refinance the $185 million NZD facility and provide an additional commitment of $15 million NZD for a total of $200 million NZD of potential financing ($138.4 million based on the exchange rate at December 31, 2016). Separate facilities are provided under the agreement to repay the existing outstanding balance and fund 2degrees’ capital expenditures ($185 million NZD) and to fund 2degrees’ working capital requirements ($15 million NZD). As of December 31, 2016, the $185 million NZD ($128.0 million based on the exchange rate at December 31, 2016) facility was fully drawn-down, and $7.4 million NZD ($5.1 million based on the exchange rate at December 31, 2016) was drawn on the $15 million NZD working capital facility. The borrowings and repayments for these facilities, including the recurring activity to fund working capital requirements, are included separately as Proceeds from debt and Payments of debt within Net cash provided by financing activities in the Consolidated Statements of Cash Flows.

The debt under the Senior Facilities Agreement accrues interest payable quarterly at a rate ranging from 1.15% to 2.05% (depending upon 2degrees’ senior leverage ratio at that time) plus the New Zealand Bank Bill Reference Rate (“BKBM”). Additionally, a line fee of between 0.75% and 1.35% (depending upon 2degrees’ senior leverage ratio at that time) calculated on the total committed financing under the Senior Facilities Agreement (both drawn and undrawn) is also payable quarterly. The Senior Facilities Agreement maturity date is June 30, 2018. However, once a year, beginning on January 1, 2016, at least six months apart, for a period of not less than five consecutive days, 2degrees must reduce the outstanding balance of the $15 million NZD facility used to fund its working capital requirements to zero. As of December 31, 2016, the line fee rate was 0.95% . The effective interest rate (weighted average interest rate plus line fee) on the combined balance of the facilities outstanding as of December 31, 2016 and December 31, 2015 was 4.68% and 6.02%, respectively.

The Senior Facilities Agreement contains certain financial covenants requiring 2degrees to:

•	maintain a total interest coverage ratio of not less than 3.0 times;

•	maintain a senior leverage ratio of not greater than 3.0 times; and

•	not exceed 110% of the agreed to annual capital expenditures in any financial year.

The Senior Facilities Agreement also contains other customary representations, warranties, covenants and events of default. The Senior Facilities Agreement is secured (in favor of an independent security trustee) by substantially all of the assets of 2degrees, including the 700 MHz License Trilogy acquired on behalf of 2degrees in January 2013.

Bolivian Syndicated Loan:

In April 2016, NuevaTel entered into a $25 million debt facility (the “Bolivian Syndicated Loan”) with a consortium of Bolivian banks. The net proceeds were used to fully repay the then outstanding balance of the previously outstanding loan agreement and the remaining proceeds were used for capital expenditures. The Bolivian Syndicated Loan is required to be repaid in predetermined quarterly installments which commenced in 2016 and will end in 2021, with 10% of the principal amount to be repaid during each of the first two years of the Bolivian Syndicated Loan and 26.67% of the principal amount to be repaid during each of the final three years. Interest on the Bolivian Syndicated Loan accrues at a fixed rate of 7.0% for the first 12 months and thereafter at a variable rate of 5.5% plus Tasa de Referencia. Interest is payable on a quarterly basis. At December 31, 2016, the interest rate was 7.0% . The outstanding balance of the current and long-term portion of the Bolivian Syndicated Loan was $1.9 million and $21.3 million, respectively, as of December 31, 2016.

The Bolivian Syndicated Loan agreement contains certain financial covenants requiring NuevaTel to maintain:

•	an indebtedness ratio (as defined in the Bolivian Syndicated Loan agreement) of not greater than 2.15 times;

•	a debt coverage ratio (as defined in the Bolivian Syndicated Loan agreement) of not less than 1.25 times;

•	a current ratio (as defined in the Bolivian Syndicated Loan agreement) of not less than 0.65 times; and

•	a structural debt ratio (as defined in the Bolivian Syndicated Loan agreement) of not higher than 3.0 times.

Substantially all of NuevaTel’s assets are pledged as collateral to secure the Bolivian Syndicated Loan.

Covenants:

As of December 31, 2016, the Company was in compliance with all of its debt covenants.

Interest Cost Incurred:

Consolidated interest cost incurred and expensed, prior to capitalization of interest, was $70.7 million, $63.4 million and $63.4 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Supplemental Cash Flow Disclosure:

	Years Ended December 31,
	2016	2015	2014
Interest paid, net of capitalized interest	$73,067	$56,469	$52,419

Deferred Financing Costs:

Deferred financing costs represent incremental direct costs of debt financing and are included in Long-term debt. As of December 31, 2016 and 2015, the balances were $5.8 million and $5.2 million, respectively. These costs are amortized using the effective interest method over the term of the related credit facilities. Amortization of deferred financing costs is included in interest expense and totaled $3.3 million, $4.5 million and $4.7 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Liquidity:

As of December 31, 2016, the Company had approximately $21.2 million in cash and cash equivalents. For the year ended December 31, 2016, the net income attributable to Trilogy was $2.1 million and cash flow provided by operating activities was $49.0 million. The Company had negative working capital of $63.8 million as of December 31, 2016. The current and historical operating cash flows, current cash and working capital balances, and forecasted obligations of the Company were considered in connection with management’s evaluation of the Company’s ongoing liquidity.

On November 1, 2016, the Company and Alignvest, whose Class A restricted voting shares and warrants were listed on the Toronto Stock Exchange, announced that they had entered into the Arrangement Agreement to effect a business combination transaction. The transaction was completed on February 7, 2017 in accordance with the Arrangement Agreement, and the Company received $199.3 million of cash in connection with the closing of the transaction. The cash resources received from the transaction are expected to provide funding for investment in network assets and to provide capital sufficient to meet ongoing obligations. In addition, the Company intends to seek to refinance the Trilogy Notes during 2017 with a combination of cash on hand and newly issued indebtedness. Trilogy plans to meet with certain holders of the Trilogy Notes and new prospective investors to discuss a possible refinancing. Trilogy will then assess whether investor interest, general market conditions, and the Company’s own business priorities indicate that a refinancing can be undertaken on satisfactory terms and, if so, whether it should proceed with a refinancing.